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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 8, 2000


                          HOUSEHOLD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                             1-8198                    36-3121988
 --------                             ------                    ----------
(State or other              (Commission File Number)         (IRS Employer
 jurisdiction of                                              Identification
 incorporation)                                                   Number)

2700 Sanders Road, Prospect Heights, Illinois                        60070
----------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code - 847/564-5000
                                                     ------------


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Item 9.       Regulation FD Disclosure

              On November 8, 2000, Mr. Edgar Ancona, Managing Director - Treasurer of Household International, Inc. ("Household"), appeared before certain foreign fixed income investors and analysts at the AFSA Conference for European Fixed Income Investors in London, England. The presentation made by Mr. Ancona at this conference is included in this Form 8-K as Exhibit 99 and is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

              The presentation includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and as such will involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Household, or its subsidiaries, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on information, which is available to Household on the date they are made, and therefore they express Household's current views and current assumptions that may change. For a list of important factors that could affect Household's actual results or could cause such results to vary materially from those expressed in the information furnished with this filing on Form 8-K, please see Household's Form 10-K for the year ended December 31, 1999 which has been previously filed with the Securities and Exchange Commission.





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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HOUSEHOLD INTERNATIONAL, INC.
                                          -----------------------------
                                                  (Registrant)



                                     By:  /s/ John W. Blenke
                                          ------------------
                                          John W. Blenke
                                          Vice President - Corporate Law and
                                          Assistant Secretary


Dated:  November 8, 2000
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                                  EXHIBIT INDEX


Exhibit No.    Exhibit
-----------    -------

   99 Slide Presentation of Mr. Edgar Ancona, Managing Director - Treasurer of Household International, Inc., made at the AFSA Conference for European Fixed Income Investors on November 8, 2000.